Exhibit T3A.39

ARTICLES OF ORGANIZATION

OF

TTWN MEDIA NETWORKS, LLC

1.	Name. The name of the limited liability company formed hereby is TTWN Media Networks, LLC (the “Company”).

2.	Purpose. The purpose for which the Company is filed is to engage in any lawful act or activity which may be carried on by a limited liability company under the laws of the State of Maryland.

3.	Registered Office. The address of the registered office of the Company in the State of Maryland is c/o The Corporation Trust Company, 300 East Lombard Street, Baltimore, Maryland 21202.

4.

Resident Agent. The name and address of the resident agent for service of process on the Company in the State of Maryland is The Corporation Trust Company, 300 East Lombard Street, Baltimore, Maryland 21202.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Organization on July 2, 2015.

/s/ Scott T. Bick

NAME:	Scott T. Bick
Organizer

I hereby consent to my designation in this document as resident agent for this limited liability company.

The Corporation Trust Company

By:	/s/ Howard L. Volz
Name:	Howard L. Volz
Title:	Asst. Vice President

CORPORATE CHARTER APPROVAL SHEET

** EXPEDITED SERVICE **	** KEEP WITH DOCUMENT **

DOCUMENT CODE BUSINESS CODE

#

Close Stock Nonstock

P.A. Religious

Merging (Transferor)

Surviving (Transferee)
New Name

FEES REMITTED

Base Fee:	Change of Name
Org. & Cap. Fee:	Change of Principal Office
Expedite Fee:	Change of Resident Agent
Penalty:	Change of Resident Agent Address
State Recordation Tax:	Resignation of Resident Agent
State Transfer Tax:	Designation of Resident Agent
and Resident Agent’s Address
Certified Copies	Change of Business Code
Copy Fee:
Certificates	Adoption of Assumed Name
Certificate of Status Fee:
Personal Property Filings:
Mail Processing Fee:
Other:	Other Change(s)

TOTAL FEES:

Credit Card Check Cash	Code

Documents on Checks	Attention:

Approved By:	Mail: Names and Address

Keyed By:

COMMENT(S):

STATE OF MARYLAND

ARTICLES OF CONVERSION

FROM

METRO NETWORKS COMMUNICATIONS, INC.

TO

TTWN MEDIA NETWORKS, LLC

Pursuant to Subtitle 11 of Title 4A of the Corporations and Associations article of the Code of Maryland (the “Code”), Metro Networks Communications, Inc., a Maryland corporation, (the “Converting Entity”), does hereby certify that:

1.	The Converting Entity was originally formed on August 7, 1978 under the name “Metro Traffic Control, Inc.” as a corporation in the State of Maryland.

2.	The Converting Entity will be converted (the “Conversion”) to TTWN Media Networks, LLC, a limited liability company organized under the state of Maryland (the “Converted Entity”).

3.	The Conversion has been approved in accordance with the provisions of Subtitle 11 of Title 4 A of the Corporations and Associations article of the Code of Maryland.

4.

Upon the effectiveness of the Conversion, all of the outstanding shares of stock of the Converting Entity held by the sole stockholder will be converted into a one hundred percent (100%) membership interest in the Converted Entity.

5.	These Articles of Conversion shall become effective as of the date of filing.

METRO NETWORKS COMMUNICATIONS, INC.

By:	/s/ Scott Bick
Scott Bick, Senior Vice President-Tax

CORPORATE CHARTER APPROVAL SHEET

** EXPEDITED SERVICE **	** KEEP WITH DOCUMENT **

DOCUMENT CODE BUSINESS CODE

#

Close Stock Nonstock

P.A. Religious

Merging (Transferor)

Surviving (Transferee)
New Name

FEES REMITTED

Base Fee:	Change of Name
Org. & Cap. Fee:	Change of Principal Office
Expedite Fee:	Change of Resident Agent
Penalty:	Change of Resident Agent Address
State Recordation Tax:	Resignation of Resident Agent
State Transfer Tax:	Designation of Resident Agent
and Resident Agent’s Address
Certified Copies	Change of Business Code
Copy Fee:
Certificates	Adoption of Assumed Name
Certificate of Status Fee:
Personal Property Filings:
Mail Processing Fee:
Other:	Other Change(s)

TOTAL FEES:

Credit Card Check Cash	Code

Documents on Checks	Attention:

Approved By:	Mail: Names and Address

Keyed By:

COMMENT(S):

RESOLUTION TO CHANGE PRINCIPAL OFFICE OR RESIDENT AGENT

The directors/stockholders/general partner/authorized person of

(Name of Entity)

organized under the laws of                                                                           passed the following resolution:

                                                 (State)

(Check applicable boxes)

☒  The principal office is changed from: (old address)

to: (new address)

☒  The name and address of the resident agent is changed from:

to:

I certify under penalties of perjury the foregoing is true.

Signed
Secretary or Assistant Secretary
General Partner
Authorized Person

I hereby consent to my designation in this document as resident agent for this entity.

Signed
Resident Agent

CORPORATE CHARTER APPROVAL SHEET

** EXPEDITED SERVICE **	** KEEP WITH DOCUMENT **

DOCUMENT CODE BUSINESS CODE

#

Close Stock Nonstock

P.A. Religious

Merging (Transferor)

Surviving (Transferee)
New Name

FEES REMITTED

Base Fee:	Change of Name
Org. & Cap. Fee:	Change of Principal Office
Expedite Fee:	Change of Resident Agent
Penalty:	Change of Resident Agent Address
State Recordation Tax:	Resignation of Resident Agent
State Transfer Tax:	Designation of Resident Agent
and Resident Agent’s Address
Certified Copies	Change of Business Code
Copy Fee:
Certificates	Adoption of Assumed Name
Certificate of Status Fee:
Personal Property Filings:
Mail Processing Fee:
Other:	Other Change(s)

TOTAL FEES:

Credit Card Check Cash	Code

Documents on Checks	Attention:

Approved By:	Mail: Names and Address

Keyed By:

COMMENT(S):